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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) February 7, 2003
                                                         ----------------


                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

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
        Delaware                                0-21052                                 35-1828377
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(State or other jurisdiction              (Commission File Number)                     (IRS Employer
     of incorporation)                                                              Identification No.)


555 Theodore Fremd Avenue, Rye, New York                                                                         10580
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(Address of principal executive offices)                                                                    (Zip Code)
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        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------



         (Former name or former address, if changed since last report.)


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Item 2.           Acquisition of Assets
                  ---------------------

         On February 7, 2003, we acquired substantially all of the business assets and assumed certain liabilities of Diamond Brands, Incorporated, and its subsidiaries ("Diamond Brands"). Diamond Brands manufactures and sells an array of products for use in the home including kitchen matches, toothpicks, disposable plastic cutlery, straws, clothespins and wooden crafts sold primarily under the Diamond(R) and Forster(R) trademarks. We acquired these assets and assumed certain liabilities pursuant to the terms of an Asset Purchase Agreement dated November 27, 2002, among Diamond Brands, Incorporated, Diamond Brands Operating Corp., Forster, Inc. and Diamond Brands Kansas, Inc., (the "Purchase Agreement") which was subsequently amended by a Technical Modification to Joint Plan of Reorganization (the "Technical Modification"), which comprises a part of the Confirmation Order (as described below). We plan, in general, to use these assets in substantially the same manner as were used by Diamond Brands and its direct and indirect subsidiaries.

         The consideration for this acquisition consisted of the following:

                  o        $85 million in cash paid at closing;

                  o at our election, either (a) $6 million in cash payable by wire transfer in immediately available funds or (b) an amount of our common stock with a fair market value of $6 million as of the date of delivery, in either case to be delivered on or before August 7, 2003 (the "Deferred Payment"); and

                  o        the assumption of certain liabilities.

         This acquisition was financed at closing with the combination of our available cash and borrowings under our credit facility, which we have amended to increase our available borrowings. The $6 million Deferred Payment is being secured by a letter of credit in the same amount issued under our credit facility, as amended. See "Other Events - Amendment to Existing Credit Facility".

         If we issue stock in satisfaction of the Deferred Payment, the value of each share will be determined by taking the average of the closing price of our common stock on all securities exchanges on which such stock may at the time be listed over a period consisting of the twenty consecutive business days ending five business days preceding the date of issuance of such stock. We may only pay the Deferred Payment in cash to the extent that (a) we will be in compliance with our credit facility after giving effect to such payment and (b) there will be at least $20 million of availability remaining under our credit facility, as amended.

         On January 29, 2003, this acquisition was approved by the Honorable Randall J. Newsome in connection with case No. 01-1825 (RJN), a Chapter 11 case captioned "In re: Diamond Brands Operating Corp., et al., Debtors" filed in the United States Bankruptcy Court for the District of Delaware pursuant to the Court's Findings of Fact, Conclusions of Law and





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Order Confirming Joint Plan of Reorganization of Diamond Brands Operating Corp.
and its Debtor Affiliates Proposed by the Debtors and Jarden Corporation (the "Confirmation Order").

         Copies of the Purchase Agreement and the Technical Modification are attached to this report as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary descriptions of the Purchase Agreement and the Technical Modification and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of the Purchase Agreement and the Technical Modification.


Item 5.           Other Events
                  ------------

Amendment to Existing Credit Facility

         On February 11, 2003, we closed on an amendment to our existing $100 million credit facility pursuant to the terms of Amendment No. 3 to Credit Agreement and Waiver, dated as of January 31, 2003, among Bank of America, N.A., as Administrative Agent and Lender, and the other lenders party thereto (the "Amendment").

         Our Credit Agreement, as amended, provides for a senior credit facility of up to $127.5 million of senior secured loans, consisting of a $70 million revolving credit facility and a $57.5 million term loan facility.

         The Amendment, among other things, provides for the following:

         o an increase in the revolving credit facility from $50 million to $70 million of availability;

         o an increase in the term loan facility to provide for an additional $10 million in borrowings thereunder, bringing the maximum currently available to $57.5 million and an adjustment to the previous payment schedule to reflect such additional borrowings;

         o an increase in the letter of credit sublimit under the revolving credit facility from $10 million to $15 million of availability; and

         o the consent of the Administrative Agent and each of the Lenders to consummate the Diamond Brands asset acquisition. See "Acquisition of Assets" set forth above.



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         As of February 14, 2003, we have drawn the term loan in full and have drawn approximately $14 million in cash under the revolving credit facility. We have also used an amount of approximately $10 million of availability under the revolving credit facility for the issuance of letters of credit, including the $6 million letter of credit securing the Deferred Payment for the Diamond Brands asset acquisition. See "Acquisition of Assets" set forth above.

         A copy of the Amendment is attached to this report as Exhibit 10.9 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Amendment and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Amendment.


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

         (a) Financial Statements of Business Acquired.

         The financial statements required in this Form 8-K will be filed by amendment on or before April 23, 2003.

         (b) Pro Forma Financial Information.

         The pro forma financial information required in this Form 8-K will be filed by amendment on or before April 23, 2003.

         (c) Exhibits. The following Exhibits are filed herewith as part of this report:


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
Exhibit              Description
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

10.1 Asset Purchase Agreement, dated as of November 27, 2002, by and among Jarden Corporation, Diamond Brands, Incorporated, Diamond Brands Operating Corp., Forster, Inc. and Diamond Brands Kansas, Inc.

10.2                 Credit Agreement, dated as of April 24, 2002, among Jarden,
                     Bank of America, N.A., as Administrative Agent, Swing Line
                     Lender, and L/C Issuer, Canadian Imperial Bank of Commerce,
                     as Syndication Agent, National City Bank of Indiana, as
                     Documentation Agent, and the other Lenders party thereto,
                     including The Bank of New York, Fleet National Bank, Harris
                     Trust and Savings Bank, U.S. Bank National Association,
                     Allfirst Bank, Transamerica Business Capital Corporation,
                     and Union Federal Bank of Indianapolis (filed as Exhibit
                     10.1 to Jarden's Current Report on Form 8-K filed with the
                     Commission on May 9, 2002, and incorporated herein by
                     reference).
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
Exhibit              Description
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
10.3                 Guaranty Agreement, dated as of April 24, 2002, by the
                     Domestic Subsidiaries to Bank of America, NA., as
                     Administrative Agent (filed as Exhibit 10.2 to Jarden's
                     Current Report on Form 8-K filed with the Commission on May
                     9, 2002, and incorporated herein by reference).

10.4 Security Agreement, dated as of April 24, 2002, among Jarden, the Domestic Subsidiaries, and Bank of America, N.A., as Administrative Agent (filed as Exhibit 10.3 to Jarden's Current Report on Form 8-K filed with the Commission on May 9, 2002, and incorporated herein by reference).

10.5 Intellectual Property Security Agreement, dated as of April 24, 2002, among Jarden, the Domestic Subsidiaries and Bank of America, N.A., as Administrative Agent (filed as Exhibit
                     10.4 to Jarden's Current Report on Form 8-K filed with the Commission on May 9, 2002, and incorporated herein by reference).

10.6 Securities Pledge Agreement, dated as of April 24, 2002, among Jarden, Quoin Corporation, Alltrista Newco Corporation, Caspers Tin Plate Company, and Bank of America, NA., as Administrative Agent (filed as Exhibit
                     10.5 to Jarden's Current Report on Form 8-K filed with the Commission on May 9, 2002, and incorporated herein by reference).

10.7 Consent, Waiver and Amendment No. 1 to Credit Agreement, dated as of September 18, 2002, among Jarden Corporation, the Guarantors, Bank of America, N.A., as Administrative Agent and Lender, and the other lenders party thereto.

10.8 Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement, dated as of September 27, 2002, among Jarden Corporation, the Guarantors, Bank of America, N.A., as Administrative Agent and Lender, and the other lenders party thereto.

10.9 Amendment No. 3 to Credit Agreement and Waiver, dated as of January 31, 2003, among Jarden Corporation, the Guarantors, Bank of America, N.A., as Administrative Agent and Lender, and the other lenders party thereto.

99.1 Section entitled "Technical Modification to Joint Plan of Reorganization" from
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
Exhibit              Description
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
                     the Findings of Fact, Conclusions of Law and Order
                     Confirming Joint Plan of Reorganization of Diamond Brands
                     Operating Corp. and its Debtor Affiliates Proposed by the
                     Debtors and Jarden Corporation by the Honorable Randall J.
                     Newsome on January 29, 2003, in connection with case No.
                     01-1825 (RJN), a Chapter 11 case captioned "In re: Diamond
                     Brands Operating Corp., et al., Debtors" filed in the
                     United States Bankruptcy Court for the District of
                     Delaware.

99.2                 Press Release of Jarden Corporation, dated February 7, 2003
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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 14, 2003

                                            JARDEN CORPORATION


                                         By: /s/ Desiree DeStefano
                                            -----------------------------------
                                            Name:    Desiree DeStefano
                                            Title:   Senior Vice President